Exhibit 99.1
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
To the Board of Directors
Eagle Aviation Resources, Ltd.
Las Vegas, Nevada
We have audited the accompanying balance sheet of Eagle Aviation Resources, Ltd. as of December 31, 2004, and the related statement of income, member’s equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eagle Aviation Resources, Ltd. as of December 31, 2004, and the results of its activities and cash flows for the year then ended.
/s/ L.L. Bradford & Company, LLC
L.L. Bradford & Company, LLC
February 11, 2005
Las Vegas, Nevada

AUDITED FINANCIAL STATEMENTS
EAGLE AVIATION RESOURCES, LTD
(A LIMITED LIABILITY COMPANY)
BALANCE SHEET
As of December 31, 2004

ASSETS
Current Assets:
Cash	$143,210
Accounts receivable, less allowance for doubtful accounts of $15,000	1,134,238
Inventory	75,953
Prepaid expenses	170,892
Due from affiliate	801

Total Current Assets	1,525,094
Property and equipment, net	17,492,208
Intangible assets, net	942,204
Other assets, net	37,550

Total Assets	$19,997,056

LIABILITIES AND MEMBERS’ EQUITY
Current Liabilities:
Notes payable – current portion	$924,661
Revolving line-of-credit	71,935
Accounts payable	607,988
Accrued expense	208,231
Customer deposits	137,290

Total Current Liabilities	1,950,105
Notes payable – long-term portion	6,656,149

Total Liabilities	8,606,254
Commitments and contingencies	—
Members’ equity	11,390,802

Total Liabilities and Members’ equity	$19,997,056

See accompanying notes to financial statements.

EAGLE AVIATION RESOURCES, LTD
(A LIMITED LIABILITY COMPANY)
STATEMENT OF OPERATIONS
For the year ended December 31, 2004

Revenue:
Fuel revenue	$25,817,840
Service revenue	3,911,699

Total revenue	29,729,539
Cost of revenue:
Cost of revenue – fuel	16,230,232
Cost of revenue – service	4,852,028

Total cost of revenue	21,082,260

Gross profit	8,647,279
Operating expenses:
General and administrative	3,412,710
Depreciation	960,904
Amortization	56,150

Total operating expenses	4,429,764

Income from operations	4,217,515
Other income (expense):
Interest income	5,389
Interest expense	(583,719)

Total other income (expense)	(578,330)

Net income	$3,639,185

See accompanying notes to financial statements.

EAGLE AVIATION RESOURCES, LTD
(A LIMITED LIABILITY COMPANY)
STATEMENT OF MEMBERS’ EQUITY
For the year ended December 31, 2004

Balance at January 1, 2004	$15,224,661
Net income	3,639,185
Distributions	(7,473,044)

Balance at December 31, 2004	$11,390,802

See accompanying notes to financial statements.

EAGLE AVIATION RESOURCES, LTD
(A LIMITED LIABILITY COMPANY)
STATEMENT OF CASH FLOWS
For the year ended December 31, 2004

Cash flows from operating activities:
Net income	$3,639,185
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,017,054
Changes in:
Accounts receivable	(242,183)
Inventories	(28,748)
Prepaid expenses	(99,533)
Due to affiliates	(329,740)
Accounts payable	(91,304)
Accrued expenses	58,168
Customer deposits	51,737

Net cash provided by operating activities	3,974,636
Cash flows from investing activities:
Purchase of property, plant and equipment	(296,409)
Net change in refundable deposits	(10,000)

Net cash used in investing activities	(306,409)
Cash flows from financing activities:
Proceeds from revolving line-of-credit	71,935
Principal payments on notes payable	(867,080)
Distributions to member	(3,197,050)

Net cash used in financing activities	(3,992,195)

Net change in cash	(323,968)
Cash balance at January 1, 2004	467,178

Cash balance at December 31, 2004	$143,210

Supplemental disclosure of cash flow information:
Cash paid for interest	$623,661

Supplemental disclosure of non-cash investing and financing activities:
Due to member related to forgiveness of due from affiliate	$4,275,994

See accompanying notes to financial statements.

EAGLE AVIATION RESOURCES, LTD
(A LIMITED LIABILITY COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2004
NOTE 1 – DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Description of business – Eagle Aviation Resources, Ltd., a limited liability company (hereafter referred to as the “Company”), dba Las Vegas Executive Air Terminal, operates a fixed based operation (“FBO”) that provides aircraft fueling and aircraft hangar rentals in Las Vegas.
Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Concentration of credit risk – Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and cash equivalents. The Company maintains a significant portion of its cash and cash equivalents with one financial institution. At times these balances exceed the FDIC insured limit.
As of December 31, 2004, the Company had 33% of its accounts receivable with one customer. For the year ended December 31, 2004, no individual customer generated more than 10 percent of total revenue. The Company performs periodic credit evaluations of its customers but generally does not require collateral.
Receivables and credit policies – Accounts receivable are uncollateralized customer obligations due under normal trade terms requiring payment within 30 days from the invoice date. Accounts receivable are stated at the amount billed to the customer. Interest is not billed or accrued. Accounts receivable in excess of 90 days old are considered delinquent. Payments of accounts receivable are allocated to the specific invoices identified on the customer’s remittance advice or, if unspecified, are applied to the oldest unpaid invoices.
The carrying amount of accounts receivable is reduced by a valuation allowance that reflects the Company’s best estimate of the amounts that may not be collected. This estimate is based on reviews of all balances in excess of 90 days from the invoice date and based on an assessment of current creditworthiness, estimates the portion, if any, of the balance that will not be collected. The Company reviews its valuation allowance on a quarterly basis.
Revenue recognition – Revenue on fuel sales is recognized when the fuel has been delivered to the customer, collection of the resulting receivable is probable, persuasive evidence of an arrangement exists, and the fee is fixed or determinable. Fuel sales are recorded net of volume discounts and rebates. The Company also receives a fueling fee for fueling certain carriers with fuel owned by such carriers. In accordance with Emerging Issues Task Force Issue 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent”, revenue from these transactions are recorded based on the service fee earned and does not included the cost of the carriers fuel. Other revenue consists principally of landing and fuel distribution fees as well as rental income from hangar and terminal use.
Inventory – Inventory is stated at the lower of cost (determined using the first-in, first-out method) or market. Inventories consist primarily of fuel, materials and supplies and are stated at the lower of cost (first-in, first out method) or market.
Property and equipment– Fixed assets are stated at cost less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which are generally 5 to 29.5 years. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of depreciable assets, costs and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income.
The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful life of fixed assets or whether the remaining balance of fixed assets should be evaluated for possible impairment. The Company uses an estimate of the related undiscounted cash flows over the remaining life of the fixed assets in measuring their recoverability.
Intangible assets – The Company acquired intangible assets in connection with the purchase of the leasehold interest in the FBO. The Company accounts for intangible assets in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, Goodwill and Other Intangible Assets, which allows for continued amortization of separable intangible assets deemed not to have an indefinite life. Therefore, the costs continue to be amortized on the straight-line method over 29.5 years.

Accounting for the impairment of long-lived assets – The Company accounts for impairment of long-lived assets in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the book value of the asset may not be recoverable. The Company evaluates at each balance sheet date whenever events and circumstances have occurred that indicate possible impairment. In accordance with SFAS No. 144, the Company uses an estimate of the future undiscounted net cash flows of the related asset or asset grouping over the remaining life in evaluating whether the assets are recoverable.
Fair value of financial instruments – The carrying amounts of the Company’s financial instruments, which include cash, accounts receivable, accounts payable, accrued expenses and notes payable approximate their fair values due to the short maturity of these items.
Income taxes – The Company, with the consent of its sole member, has elected under the Internal Revenue Code to be a limited liability company. Thus, the members of a limited liability company are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements.
Segment information – In June 1997, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 131, “Disclosures About Segments of an Enterprise and Related Information,” which establishes standards for the way that a public enterprise reports information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. The Company operates in a single segment. The chief operating decision maker allocates resources and assesses the performance associated with fuel sales, and other sales on a single segment basis.
Recent accounting standards – In December 2003, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 46, “Consolidation of Variable Interest Entities (revised December 2003)” (“FIN 46R”), clarifying FIN 46 and exempting certain entities from the provisions of FIN 46R. Generally, application of FIN 46R is required in financial statements of entities that have interest in structures commonly referred to as special-purpose entities for periods ending after December 15, 2003, and, for other types of variable interest entities for periods ending after March 15, 2004. FIN 46R addresses consolidation by business enterprises of variable interest entities that either: (1) do not have sufficient equity investment at risk to permit the entity to finance its activities without additional subordinated financial support, or (2) the company will hold a significant variable interest in, or have significant involvement with, an existing variable interest entity. The Company adopted the provisions of FIN 46R related to other types of variable interest entities during 2004 and these provisions did not have a material impact on the Company’s financial statements.
In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”(“SFAS 150”). SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. An issuer is required to classify a financial instrument that is within the scope of this statement as a liability (or an asset in some circumstances). SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company adopted the standard on July 1, 2003, and its adoption did not have a material impact on its financial position of results of operations.
In November 2004, the FASB issued SFAS No. 151, “Inventory Costs — An Amendment of ARB No. 43, Chapter 4”, (“SFAS 151”). SFAS 151 amends the guidance in ARB No. 43, Chapter 4 to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). The provisions of SFAS 151 are effective for inventory costs incurred during fiscal years beginning after June 15, 2005. The adoption of SFAS 151 is not expected to have a material effect on the Company’s financial condition or results of operations.
In December 2004, the FASB issued SFAS No. 153, “Exchanges of Nonmonetary Assets — an amendment of APB Opinion No. 29” (“SFAS 153”). SFAS 153 amends APB Opinion 29 to eliminate the similar productive asset exception and establishes that exchanges of productive assets should be accounted for at fair value, rather than at carryover basis unless (1) neither the asset received nor the asset surrendered has a fair value that is determinable within reasonable limits, (2) the transaction is an exchange transaction to facilitate sales to customers, or (3) the transaction lacks commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 is not expected to have a material effect on our financial condition or results of operations.
NOTE 2 – ADVERTISING COSTS
Advertising costs are expensed as incurred. During 2004, advertising expense was approximately $77,383.

NOTE 3 – PROPERTY AND EQUIPMENT, NET
     Property and equipment consist of the following at December 31, 2004:

Building and Improvements	$21,297,075
Computer and Office Equipment	546,097
Furniture and Fixtures	396,295
Land and Leasehold Improvements	394,330
Transportation Equipment	84,888

22,718,685
Less: Accumulated Depreciation	(5,226,477)

Property and Equipment – Net	$17,492,208

Buildings with a December 31, 2004 carrying value of approximately $16,900,000 are located on land leased under an agreement that gives the lessor the right to cancel the lease upon the occurrence of the Company’s filing a voluntary petition of bankruptcy or failure to pay amounts due under the agreement. Management makes an annual assessment of the likelihood of the occurrence of those events in determining whether an impairment of the carrying value of those buildings has occurred. At December 31, 2004, management has determined there is no impairment of the leasehold interest and buildings. If the Company were to be in default, the Company would have 30 days to cure the default once notice was received from the lessor. If the default is not cured within the allotted time frame, the Company may have to transfer the title for all permanent improvements to the lessor. Note 8 provides information about the lease agreement.
NOTE 4 – INTANGIBLE ASSETS, NET
Intangible assets consist of the following at December 31, 2004:

Purchased leasehold interest	$1,530,000
Less: Accumulated amortization	(587,796)

Intangible Assets, Net	$942,204

NOTE 5 — RELATED PARTY BALANCES AND TRANSACTIONS
Due from affiliate – The Company sold aviation fuel to Scenic Airlines, Inc. (referred to as “Scenic”), a third party related through common ownership during 2004. Total sales, included in revenues, were approximately $22,000 for the year ended December 31, 2004. Amounts due from Scenic for fuel purchases and rents totaled approximately $800 at December 31, 2004.
NOTE 6 – NOTES PAYABLE
Notes payable consists of the following at December 31, 2004:

Note Payable – interest at 9.35 percent, due in monthly installments of principal and interest at $32,558; matures July 2014, collateralized by trust deed and leasing assignments (A)	$2,453,562

Note Payable – interest at 6.08 percent, due in monthly installments of principal and interest at $87,936; matures October 2010, collateralized by trust deed and leasing assignments	5,127,248

7,580,810
Less: Current Maturities	(924,661)

Notes Payable, Net of Current Portion	$6,656,149

(A)	The Company has recorded 48% of the note payable on the balance sheet with the remaining 52% being recorded on the balance sheet of Scenic. The Company is required to maintain certain debt service coverage and debt-to-equity ratios. At December 31, 2004, the Company was individually in compliance with such ratios. All debt owed to an affiliate is subordinate to this note. The covenants required pursuant to this loan agreement are measured on a combined basis with affiliated entities, Scenic and Canyon Leasing, Inc. Though Scenic was not in compliance with such ratios, on May 15, 2003, the bank permanently waived Scenic from compliance with the covenants.

A schedule of maturities of notes payable is as follows:

Year	Amount
2005	$924,661
2006	997,602
2007	1,066,475
2008	1,140,289
2009	1,219,414
Thereafter	2,232,369

Total	$7,580,810

NOTE 7 – REVOLVING LINE-OF CREDIT
The Company has a $600,000 revolving line-of-credit with a financial institution. The balance as of December 31, 2004 totaled $71,935. The obligation is secured by the Company’s equipment and tenant improvements and is guaranteed by the sole member of the Company and matures during October 2008. The outstanding balance is payable in monthly installments of interest only at the bank’s prime lending rate plus 1% (6.25% at December 31, 2004).
NOTE 8 – COMMITMENTS AND CONTINGENCIES
Operating leases – On January 1, 1996, the Company entered into a lease with Clark County for 40 acres of land at McCarran International Airport, which expires December 21, 2025.
A schedule of future minimum rental payments are as follows:

Year	Amount
2005	$885,380
2006	885,380
2007	885,380
2008	885,380
2009	885,380
Thereafter	14,166,080

Total	$18,592,980

Rent expense – Rent expense for the year ended December 31, 2004 was approximately $891,000.
Contingencies – The Company has jointly entered into a loan agreement with Scenic, an affiliated entity. At December 31, 2004 the Company is contingently liable for $2,658,025 of Scenic’s debt in the event of their default.
Litigation – The Company is unaware of any pending or threatened litigation.
NOTE 9 – EMPLOYEE BENEFIT PLANS
The Company has a 401(k) defined contribution plan covering full-time employees of the Company who have completed three months of service and attained the age of 18. Participants are entitled to contribute, on a tax-deferred salary reduction basis, from 1% to 100% of their earnings.
Total employer contributions were $14,213 for the year ended December 31, 2004. The amount represents a 50% matching contribution up to 5% of the employee’s base compensation and the employer’s discretionary contribution.
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